SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐ Confidential, for Use of the Commission
☒	Definitive Proxy Statement	Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ERHC ENERGY INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ERHC ENERGY INC.
5444 Westheimer Road, Suite 1440,
Houston, Texas 77056

March 17, 2008

To the Holders of Shares of Common Stock:

You are cordially invited to attend the Annual Meeting of Shareholders of ERHC Energy Inc. (the “Company”), which will be held at 3:00 p.m. on April 22, 2008 at The Renaissance Houston Hotel, 6 Greenway Plaza East, Houston, Texas 77046.

Information about the Annual Meeting, including matters on which shareholders will act, may be found in the Notice of Annual Meeting and Proxy Statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

We request that you mark, sign, date, and mail the enclosed proxy card promptly. Prompt return of your voted proxy will reduce the cost of further mailings. You may revoke your voted proxy in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting, or you may vote in person if you attend the meeting.  Returning the proxy does NOT deprive you of your right to attend the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

We look forward to greeting you at the Annual Meeting of Shareholders on April 22, 2008.

Sincerely yours,

By:	/s/ Peter Ntephe
Corporate Secretary

ERHC ENERGY INC.
5444 Westheimer Road, Suite 1440,
Houston, Texas 77056
____________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 22, 2008
___________________________________________

To the Holders of Shares of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of ERHC Energy Inc. (the “Company”), will be held:

TIME	3:00 p.m on Tuesday, April 22, 2008

PLACE	The Renaissance Houston Hotel
6 Greenway Plaza East
Houston, Texas 77046

ITEMS OF BUSINESS	(1) To elect Three Directors, each to serve for the term expiring in 2009 or until their successor is elected and qualified;
(2)  To consider and vote upon a shareholder proposal, if properly presented; and
(3)  To Act upon any other matters that may properly come before the meeting.

RECORD DATE	Holders of Record of Shares of Common Stock on the close of business on March 17, 2008, are entitled to vote at the meeting.

PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting of Shareholders. Please MARK, SIGN, DATE, AND RETURN PROMPTLY the enclosed proxy card in the postage-paid envelope furnished for that purpose. You may revoke your voted proxy in the manner described in the accompanying proxy statement at any time prior to its exercise at the meeting, or you may vote in person if you attend the meeting.

By orders of the Board of Directors,
/s/ Peter Ntephe

Peter Ntephe
Corporate Secretary
Dated: March 17, 2008

PROXY STATEMENT

ERHC ENERGY INC.

ERHC Energy Inc., a Colorado corporation (the “Company”), prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at The Renaissance Houston Hotel, 6E Greenway Plaza East, Houston, Texas 77046, at 3:00 p.m. on April 22, 2008, unless adjourned or postponed. The Company is making this solicitation by mail, and the Company will pay all costs associated with this solicitation. When you see the term “we,” “our,” or “ERHC,” it refers to the Company, and its subsidiaries.

This proxy statement and enclosed proxy card are being sent to the Company's shareholders on or about March 17, 2008. The mailing address for return of the proxy card is c/o Corporate Stock Transfer, Inc, 3200 Cherry Creek Drive. South, Suite 430, Denver, Colorado 80209.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2008:

THIS PROXY STATEMENT AND THE COMPANY'S ANNUAL STATEMENT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007 ARE AVAILABLE AT WWW.ERHC.COM BY SELECTING "INVESTOR CENTER" AND THEN SELECTING "SEC FILINGS."

SHAREHOLDERS ENTITLED TO VOTE

The record of shareholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on March 17, 2008. On that date, there were 721,938,569 shares of common stock ($0.0001 par value) of the Company ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at the Annual Meeting.

PROXIES

HOW YOU CAN VOTE

Shareholders of record can give a proxy to be voted at the Annual Meeting by mail. Shareholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

For shareholders who choose to vote by mail, each proxy will be voted in accordance with the shareholder's instructions with respect to the election of Directors.  All proxies must be received by the Company by 10 a.m. on the date of the meeting on April 22, 2008.

IF SHAREHOLDERS DO NOT SPECIFY ON THEIR PROXY CARD HOW THEY WANT TO VOTE THEIR SHARES, IT IS THE INTENTION OF THE PERSONS NAMED ON THE PROXY CARD TO VOTE (1) "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH IN PROPOSAL NO. 1.   ABSTENTIONS AND BROKER NON-VOTES ARE VOTED NEITHER "FOR" NOR "AGAINST" AND HAVE NO EFFECT ON THE VOTE BUT ARE COUNTED IN THE DETERMINATION OF A QUORUM.

REVOCATION OF PROXIES

A shareholder may revoke his or her proxy, at any time before it is exercised, in any of three ways:

(a)	by submitting written notice of revocation to the Corporate Secretary;

(b)	by submitting another proxy by mail that is later dated and is properly signed; or

(c)	by voting in person at the Annual Meeting.

COST OF PROXY SOLICITATION

The cost of preparing, printing, and mailing the notice of meeting, proxy statement, proxy card, and annual report will be borne by the Company. Proxy solicitation other than by use of the mail may be made by regular employees of the Company by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees, and fiduciaries are requested to forward soliciting material to their principal(s) and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection.

SHAREHOLDER AND INTERESTED PARTY COMMUNICATIONS

Highlights of the 2008 Annual Meeting of Shareholders and text of the remarks of the Interim Chief Executive Officer and other officers of the Company at the Annual Meeting will be published on the Company's Internet site at WWW.ERHC.COM. As noted above, a copy of the Company's Annual Report on Form 10-K for 2007, as well as a copy of the 2007 Financial & Statistical Report that supplements the Annual Report, will also be published on the same Internet site.

Shareholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent – Corporate Stock Transfer at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

Shareholder communications related to any aspect of the Company's business are also welcome. Space for comments is provided on the proxy card given to shareholders of record.

Shareholders may also submit written communications to the Company in care of the Corporate Secretary at 5444 Westheimer, Suite 1440, Houston, Texas 77056 or the Company's public relations agent – DPK Public Relations at (832) 467-2904 or by writing to DPK Public Relations at P.O. Box 1994, Colleyville, Texas 76034.  Although all communications may not be answered on an individual basis, they do assist the Directors and management in addressing the needs of shareholders.

Each such communication received by the Corporate Secretary from a shareholder is reviewed by him to determine how it should be handled. Not all communications from shareholders are communicated directly to the Board of Directors.

SHAREHOLDER PROPOSALS

A shareholder who would like to have a proposal included in the Company's 2009 Proxy Statement must submit the proposal so that the Corporate Secretary receives it no later than October 1, 2008. The rules of the Securities and Exchange Commission ("SEC") contain procedures governing shareholder proposals that may be included in a proxy statement.

CURRENT DIRECTORS, CLASSES, AND TERMS OF OFFICE

The Company's Articles of Incorporation, as amended, and By-laws require that the Board of Directors consist of one class of not less than three members and at each Annual Meeting of Shareholders, the entire class of Directors will stand for election for a term of one year or until their successor has been elected and qualified. The current Directors are listed below:

Howard Jeter
Andrew Uzoigwe
Clement Nwizubo

The nominees for Directorship positions are set forth below. Although the Board of Directors does not anticipate that the nominees will be unable to serve, should such a situation arise prior to the Annual Meeting, the proxies will be voted in accordance with the best judgment of the persons acting thereunder.  Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board of Directors proposes the following nominees to be elected to the Board of Directors at the Annual Meeting, their terms to expire at the Annual Meeting of Shareholders in 2009 or until a successor is elected and qualified. The Board of Directors recommends a vote in favor of each such nominee:

Howard Jeter
Andrew Uzoigwe
Clement Nwizubo

VOTE REQUIRED FOR ELECTION OF DIRECTORS

The nominees for Director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. Abstentions and broker non-votes are voted neither "FOR" nor "AGAINST" and have no effect on the vote but are counted in the determination of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE "FOR" EACH OF THE NOMINEES.

NOMINEES AND OTHER DIRECTORS

The following table sets forth (i) the name and age of each nominee, (ii) the principal occupation and employment of each person during the past five years, (iii) positions and offices with the Company held by each person, and (iv) the period during which each has served as a Director of the  Company.  Each nominee is currently serving as a Director of the Company.

Ambassador (rtd.) Howard F. Jeter

Director:  April 2005 - present

Age: 60 years

Experience:   A former US State Department Career Minister, is the President and CEO of the Leon H. Sullivan Foundation. For the past two years, he has served as Executive Vice President of GoodWorks International, LLC, an international consulting firm focused on business facilitation and investment promotion for Africa and the Caribbean. A former Career Diplomat, Ambassador Jeter served for 27 years in the American Foreign Service and retired from the State Department with the rank of career Minister.  Ambassador Jeter was U.S. Ambassador to Nigeria and to the Republic of Botswana, and also served as Deputy Assistant Secretary of State for African Affairs, Director of West African Affairs, and Special Presidential Envoy to Liberia. Other diplomatic postings included Namibia, Lesotho, Tanzania, and Mozambique. Ambassador Jeter holds a BA Degree in Political Science from Morehouse College, a MA in International Relations and Comparative Politics from Columbia University, and a MA in African Studies from UCLA. He is a member of Phi Beta Kappa, the American Foreign Service Association, and the Council on Foreign Relations. Ambassador Jeter is a former Chairman of the U.S. Export-Import Bank’s Advisory Committee on Africa and a member of the Board of Directors of Africare and Africa Action respectively.  Ambassador Jeter has received numerous awards and recognitions for his work and service, including a Presidential Meritorious Award, State Department Superior Honor Awards, Senior Foreign Service Performance Awards, the Rainbow/Push Coalition International Peace and Justice Award, and the prestigious Bennie Trailblazer Award from Morehouse College.

Andrew Uzoigwe	Director: April 2005 - present

Age: 65 years

Experience:   Dr. Uzoigwe started his career with Dow Chemical Company where he held various senior positions in its Walnut Creek Research Center and in its Specialty Chemicals Facility in Pittsburgh, California. He joined the Nigerian National Petroleum Corporation (NNPC) in 1981. During his tenure at NNPC, Dr. Uzoigwe held several senior technical and management positions including Chief Engineer and Project Coordinator (Petrochemicals), Group General Manager (R&D Division), Managing Director of NNPC’s subsidiary companies, Warri Refining and Petrochemicals Company and Eleme Petrochemicals Company Ltd. In 1999 he was appointed the Group Executive Director (Exploration & Production) a position he held until he retired from NNPC in 2002. Dr. Uzoigwe has also served in the Governing Boards of Raw Material Research and Development Council, National Emergency Management Agency. He has traveled extensively on numerous professional and official assignments on behalf of NNPC and the Nigerian Government. Dr. Uzoigwe is a Registered Professional Mechanical Engineer and a Registered Professional Chemical Engineer in the State of California. He is a fellow of the Nigerian Society of Chemical Engineers and a Fellow of the Polymer Institute of Nigeria. He has BSc (Mechanical Engineering) and Master of Business Administration Degree from University of California at Berkeley. He also holds Msc and PhD Degrees in Petroleum and Chemical Engineering from Stanford University California.

Clement Nwizubo	Director: March 2006 - present

Audit Committee Chairman:  March 2006 - present

Age: 55 years

Experience:   Mr. Nwizubo is currently President of Clement E. Nwizubo, CPA, PC, a New-York based firm, which he founded in 1987.  From 1985 to 1987, he was the Manager of Accounting and Financial Reporting at Primerica Corporation, Accounting and management.  From 1983 to 1985 he was the Audit Manager of Watson Rice and Company.  Between 1980 and 1983 he worked as a Senior Accountant with Stewart Benjamin and Brown.  Mr. Nwizubo is a Certified Public Accountant, and member of America Institute of Certified Public Accountants (AICPA). He received his BS in Accounting and Business Administration in 1977 from Oneonta State College and an MBA in 1980 from Fordham University.

RELATED PARTY TRANSACTIONS

Mr. Emeka Offor resigned, effective August 12, 2007, as the Company’s non-executive director and Chairman of the Board.  As of September 30, 2007, Mr. Offor, through Chrome Oil Services, Ltd. (“Chrome”) and Chrome Energy, LLC (“Chrome Energy”), beneficially owned approximately 43% of the common stock of the Company.  He has been compensated as a director of the Company as follows:

Year	Cash Compensation	Common Stock Issuances	Value of Common Stock Issuances	Total Compensation
2007	$38,100	60,000	$17,700	$55,800
2006	$48,900	60,000	$24,378	$73,278
2005	$33,300	4,085,000	$1,736,125	$1,769,425

As of September 30, 2007, the Company owes Chrome Energy, an entity controlled by Mr.Offor, $62,314.

Under the Company’s Articles of Incorporation, the Company may indemnify a person against reasonable expenses incurred by him in connection with any proceeding if he was made a party to the proceeding because he is or was a director if he conducted himself in good faith and he reasonably believed (i) in the case of conduct in his official capacity with the Company, that his conduct was in the Company’s best interests; or (ii) in the case of any criminal proceedings, that he had no reasonable cause to believe his conduct was unlawful.  The Company may not however indemnify a director in connection with (i) a proceeding by or in the right of the Company in which the director was adjudged liable to the corporation and (ii) in connection with any proceeding charging improper personal benefit to the director, whether or not involving action in his official capacity, if he was adjudged liable on the basis that personal benefit was improperly received by him.

As required by the Company’s Articles of Incorporation, Mr. Offor has furnished a written affirmation of his good-faith belief that his conduct while serving as non-executive Director and Chairman of the Board of the Company met the foregoing standards of good conduct and a written undertaking to repay any advance against expenses that may be incurred under the Company’s aforesaid indemnification obligations if it is determined that he did not meet such standard of good conduct.

In the year ended September 30, 2007, the Company spent the sum of $5,980.00 in meeting its aforesaid indemnity obligations to Mr. Offor.

GOVERNANCE OF THE COMPANY

The Board of Directors currently has four members.

During 2007, the Board of Directors held three meetings and the Committees held a total of 15 meetings.  The Board of Directors and Committees of the Company meet regularly in accordance with the Bylaws and as the business of the Company dictates.

DIRECTOR INDEPENDENCE

Annually, the Board will review all relationships between the Company and its Directors, including but not limited to commercial and charitable relationships, to determine whether Directors are independent under the standards described above. For relationships not qualifying as immaterial under the categorical standards listed above, the determination of whether the relationship is material, and therefore whether the Director is independent, shall be made by the Directors who satisfy the above independence guidelines. The Company will explain in its next proxy statement the basis for any Board determination that a relationship was not material despite the fact that it did not meet the categorical standards of immateriality set forth in the above guidelines.

An Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board Committee, (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary other than compensation under a retirement plan (including deferred compensation) for prior service with the Company or any subsidiary (provided that the compensation is not contingent in any way on continued service), or (ii) be an affiliated person of the  Company or any subsidiary.

As a result of its annual review, the Board has determined that all of the Directors are independent, with the exception of Nicolae Luca; who is not independent because he is now acting as an interim executive officer of the Company.

Only independent Directors serve on the Company's Audit Committee, Governance and Nominating Committee and Compensation Committee.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has established three standing Committees, including the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee.  These Committees are described below.

AUDIT COMMITTEE

The Company's Audit Committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Clement Nwizubo, Howard Jeter and Andrew Uzoigwe.  Clement Nwizubo is the Chair of the Audit Committee. The Audit Committee met six times in 2007.

The Board of Directors has determined that the members of the Audit Committee meet the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The Board of Directors has determined that Clement Nwizubo meets the SEC criteria for an "audit committee financial expert" and the NASDAQ Stock Market’s listing standards, that would apply if the Company were listed on such exchange, and Sarbanes Oxley standards of having accounting or related financial management expertise.

The functions of the Audit Committee are to assist the Board of Directors in its oversight of (a) the accounting and financial reporting processes of the Company and (b) the auditing of the financial statements of the Company.  .

The Audit Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. A copy of the Charter is available on the Company's Internet site at WWW.ERHC.COM.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Andrew Uzoigwe, Howard Jeter and Clement Nwizubo. Andrew Uzoigwe is the Chair of the Compensation Committee. The Compensation Committee met three times in 2007.

The Board of Directors has determined that each of these Committee members meets the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The functions and scope of authority of the Compensation Committee are to (a) assist the Board of Directors in its oversight of (i) the executive compensation and benefits program of the  Company, (ii) the compensation program for Directors of the  Company, and (iii) succession planning for officer positions of the Company; (b) review and approve goals and objectives relevant to the Chief Executive Officer's compensation, and evaluate the Chief Executive Officer's performance in light of those goals and objectives; (c) administer any long-term incentive program of the  Company; and (d) provide, in accordance with the rules of the SEC, an annual "Compensation Committee Report" for inclusion in the  Company's annual proxy statement.

For additional information about the role and activities of the Compensation Committee, please refer to the "Executive Compensation" section of this proxy statement on page 19.

The Compensation Committee operates under a written Charter which sets out the functions and scope of authority of this Committee. A copy of the Charter is available on the Company's Internet site at WWW.ERHC.COM.

GOVERNANCE AND NOMINATING COMMITTEE

The members of the Governance and Nominating Committee are Howard Jeter, Andrew Uzoigwe and Clement Nwizubo.  Howard Jeter is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee met six times in 2007.

The Board of Directors has determined that each of these Committee members meets the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The functions of the Governance and Nominating Committee include assisting the Board of Directors in (a) organizing itself to effectively carry out its responsibilities and (b) nominating for election to the Board persons who have experience, backgrounds, and skills appropriate for the current needs of the Company.

The Governance and Nominating Committee operates under a written Charter which sets out the functions, responsibilities, and scope of authority of this Committee. A copy of the Charter is available on the Corporation's Internet site at WWW.ERHC.COM.

DIRECTOR NOMINATION PROCESS

The Governance and Nominating Committee of the Board of Directors is responsible for identifying, evaluating, and recommending to the Board nominees for election as Directors of the Company.

The Governance and Nominating Committee seeks to nominate persons for election to the Board of Directors who has the experience, background, and skills appropriate for the current and anticipated future needs of the Company. In carrying out the nomination process, the Governance and Nominating Committee works to identify potential candidates and welcomes recommendations from other members of the Board, members of management, shareholders, and other interested persons. From time to time, the Governance and Nominating Committee also may retain a professional search firm to assist in identifying and evaluating candidates.

The Governance and Nominating Committee evaluates Director candidates, including incumbent Directors, and seeks to recommend nominees who would strengthen the Board and fill needs for particular skills or attributes among the Directors. This evaluation is performed in the context of Board-approved criteria for selecting directors. These criteria relate to the functions of the Board, the responsibilities and duties of Directors, the desired qualifications of Directors, and the desire that a majority of Directors be independent. All potential candidates, including persons recommended by security holders, are evaluated in the same manner and according to the same standards.

The Governance and Nominating Committee believes that all Directors should have the following minimum qualifications. They should be competent persons of honesty and integrity, and should have a reputation for high standards and values in their professional and personal activities.

A shareholder wishing to recommend a person for consideration as a potential candidate for election to the Board of Directors at the 2009 annual meeting may do so by sending a written communication to the Governance and Nominating Committee in care of the Corporate Secretary at 5444 Westheimer Road, Suite 1440, Houston, Texas 77056.

The submission to the Governance and Nominating Committee must include (a) a written statement signed by the potential candidate confirming that he or she wishes to be considered as a candidate and would be willing and able to serve as a Director if elected and (b) a writing signed by the shareholder that includes sufficient information and specificity to (i) enable the Governance and Nominating Committee to confirm the writer's status as a shareholder of the Company and (ii) allow the Governance and Nominating Committee to evaluate the potential candidate in the context of the Company's criteria for selecting director.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

Directors are expected to attend the Annual Meeting of Shareholders.

The Company did not have a 2007 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION

Only independent Directors served on the Compensation Committee in 2007. Andrew Uzoigwe served as the Chair of the Compensation Committee in 2007, and continues to serve as its Chair through the date of this proxy statement. Howard Jeter and Clement Nwizubo served as members of the Compensation Committee in 2007, and they continue to serve as members of the Compensation Committee through the date of this proxy statement. No inside Directors serve on this Committee. None of the members of the Compensation Committee is, or has been, an employee or officer of the Company. During 2007, no member of the Compensation Committee had any relationship with the Company that would require disclosure under Item 404 of Regulation S-K, and none of the Company's executive officers served on the compensation committee (or an equivalent committee) or board of directors of another entity whose executive officer(s) served on the Company's Compensation Committee or Board of the Company or any of its subsidiaries.

CODE OF ETHICS

The Company has a Code of Ethics that sets forth the commitment of the Company to conduct its business in accordance with the highest ethical standards and all applicable laws, rules, and regulations.

The Company has a Whistleblower Protection Policy by which employees are encouraged to report any fraudulent conduct within the Company.

In accordance with Section 406 of the Sarbanes-Oxley Act of 2002, the Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A copy of the Code of Ethics is available on the Company's Internet site at WWW.ERHC.COM.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Audit Committee of the Company is responsible for review, approving or ratifying related party transactions, including any related-party transaction that the Company would be required to disclose pursuant to Item 404 of Regulation S-K promulgated pursuant to the rules and regulations of the SEC.

POLICY

The Audit Committee, which consists solely of independent Directors, must review all “Related Person Transactions” as defined by Item 404 of Regulation S-K of the rules promulgated by the SEC. The Audit Committee will approve a Related Person Transaction only if it determines that the Related Person Transaction is consistent with the business interests of the Company. In considering the Related Person Transaction, the Committee will consider all relevant factors, including as applicable: (i) the Company's business rationale for entering into the Related Person Transaction; (ii) whether the Related Person Transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iii) the potential for the Related Person Transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (iv) the overall fairness of the Related Person Transaction to the Company.

PROCEDURE

Directors and executive officers are responsible for bringing a potential Related Person Transaction to the attention of the Chair of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of Directors who have no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) and meet the NASDAQ Stock Market’s listing standards for independence, that would apply if the Company were listed on such exchange, and the Sarbanes Oxley standards for independence.

The Audit Committee appointed Malone & Bailey, PC, an independent registered public accounting firm, as the Company's independent public accountants for 2007 (the "Independent Accountants").

In performing its duties, the Audit Committee: (i) reviews the scope of the audit by the Company's Independent Accountants, Malone & Bailey, PC, and related matters pertaining to the examination of the financial statements; (ii) reviews and evaluates, at least once a year, the qualifications, independence, and performance of the Independent Accountants (which includes an evaluation of the lead partner of the Independent Accountants); (iii) examines the adequacy of the Company's internal control over financial reporting and the Company's and its subsidiary companies' internal audit activities; (iv) reviews the nature and extent of audit and non-audit services and pre-approves such services provided by the Company's
Independent Accountants; (v) consults at least twice a year with the Independent Accountants regarding financial issues; (vi) makes recommendations to the Board of Directors on the foregoing matters as well as on the appointment of the Company's Independent Accountants; (vii) meets regularly with the Company's Controller; and (viii) reviews quarterly and annual financial statements and earnings releases filed with the SEC.

In 2007, the Audit Committee met with management periodically during the year to consider the adequacy of the Company's internal control over financial reporting and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company's Independent Accountants and with appropriate Company financial personnel. The Audit Committee also discussed with the Company's senior management and Independent Accountants the process used for certifications by the Company's Chief Executive Officer and the Chief Financial Officer, which certifications are required for certain of the Company's filings with the SEC.

The Audit Committee also met privately at its regular meetings with both the Independent Accountants and the Controller.

For 2007, the Audit Committee has:

1.           reviewed and discussed the audited financial statements with management;

2.           discussed with the Independent Accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented;

3.           received the written disclosures and the letter from the Independent Accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with and affirmed the independence of Malone & Bailey PC from the management of the Company and its subsidiary companies; and

4.           received the reports of the Chief Executive Officer and the Principal Accounting Officer relating to their evaluation of the Company's internal control over financial reporting.

Based on the review and discussions referred to above and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

The Audit Committee:

Clement Nwizubo, Chair
Andrew Uzoigwe
Howard Jeter

The Audit Committee has appointed Malone & Bailey, PC as its independent registered public accounting firm for 2008.

Representatives of Malone & Bailey, PC will be present at the Annual Meeting. The representatives of Malone & Bailey, PC will be given the opportunity to make a statement, if desired, and will be available to respond to appropriate questions from shareholders.

Information on fees billed by Malone & Bailey, PC to the Company during 2007 and 2006 is provided below:

Principal Accountant Fees and Services

	2007	2006

Malone & Bailey PC
Audit Fees	$97,125	$96,982
Tax Fees	8,341	18,434
All Other Fees	0	20,140

Total:	$105,466	$135,556

The Audit Committee also concluded that the provision of services for which fees were paid under the captions "Tax Fees," and "All Other Fees" were compatible with the maintenance of the Independent Accountants' independence.

The Audit Committee has adopted guidelines regarding pre-approval of the services to be provided by the Independent Accountants. These guidelines require that the Audit Committee review and approve, prior to the start of the fiscal year, (i) an engagement letter for audit services from the Independent Accountants, outlining the scope of the audit services to be provided during the next fiscal year and including a fee proposal for such services, and (ii) a list of, and a budget for, non-audit services that management recommends be provided by the Independent Accountants during the next fiscal year.

Management and the Independent Accountants confirmed that the recommended non-audit services were permissible under all applicable requirements. The Company has adopted a list of specific audit and non-audit services that may be provided by the Independent Accountants.

If the scope or cost of the audit or non-audit services requires changes during the fiscal year, the Audit Committee's procedures enable the Chair of the Audit Committee to approve such changes, up to certain dollar limits, and to report on any such changes at the next Audit Committee meeting. The Company's Vice President-- Controller is responsible for tracking all independent accountant fees against the budgets for audit and non-audit services and reporting on such budget issues at least annually to the Audit Committee.

In 2007, the Audit Committee approved all of the fees set forth in the table above under the captions "Tax Fees," and "All Other Fees."

BENEFICIAL OWNERSHIP

The following table and notes thereto lists the number of shares of equity securities of the Company beneficially owned by each of the Directors, by each Named Executive Officer listed in the Summary Compensation Table included under the caption Executive Compensation,” by beneficial owners of more than 5% of the Company’s Common Stock, and by all Directors and executive officers of the Company as a group:

	Shares of Common Stock		Percentage
Name and Address	Beneficially Owned		Of Voting Power

Principal Shareholders

Sir Emeka Offor c/o No 22 Lobito, Wuse II Abuja, Nigeria	310,296,433	(1)(2)	43.0%

Chrome Oil Services LTD c/o No 22 Lobito, Wuse II Abuja, Nigeria	202,785,727	(1)	28.1%

Chrome Energy, LLC c/0 No 22 Lobito Crescent, Wuse II, Abuja, Nigeria	103,305,706	(2)	14.3%

First Atlantic Bank c/0 John B. Greddie 900 South Tower Pennzoil Place Houston, Texas 77002	60,641,821		8.4%

Directors and Named Executive Officers

Nicolae Luca(3)	205,000	*

Andrew Uzoigwe(3)	205,000	*

Howard Jeter(3)	205,000	*

Clement Nwizubo(3)	145,000	*

Peter Ntephe(3)	388,889	*

All executive officers and directors as a group (6 persons)	1,148,889	*%

_______________
* Less than 1%.

(1)
Includes warrants to purchase 2,500,000 shares of the Company’s common stock, of which 1,500,000 expire in October 2008 and have a $0.25 per share exercise price, and 1,000,000 expire in April 2009 and have a $0.25 per share exercise price.

(2)	Sir Emeka Offor is the beneficial owner of the shares held of record by Chrome Oil Services, Ltd., and Chrome Energy, LLC as the sole voting and investment power over these shares.

(3)	c/o Suite 1440, 5444 Westheimer Road, Houston, TX 77056

STOCK EQUIVALENTS OWNERSHIP OF DIRECTORS

There were no stock equivalents issued to Directors in 2007.  Compensation to Directors for fiscal 2007 and 2006, as recommended by the Compensation Committee and approved by the Board, was as follows:

Name	2007 Cash Compensation	2007 Common Stock Issuances	Value of 2007 Common Stock Issuances	2007 Total Compensation
Sir Emeka Offor (1)	$38,100	60,000	$17,700	$55,800
Nicolae Luca	17,500	60,000	17,700	35,200
Howard Jeter	39,000	60,000	17,700	56,700
Andrew Uzoigwe	36,750	60,000	17,700	54,450
Clement Nwizubo	39,500	60,000	17,700	57,200
Total	$170,850	300,000	$88,500	$259,350
________________
1.	Sir Emeka Offer resigned August 12, 2007 from the Board of Directors.

Name	2006 Cash Compensation	2006 Common Stock Issuances	Value of 2006 Common Stock Issuances	2006 Total Compensation
Sir Emeka Offor (1)	$48,900	60,000	$24,378	$73,278
Nicolae Luca	26,250	60,000	24,378	50,628
Howard Jeter	40,750	60,000	24,378	65,128
Andrew Uzoigwe	39,250	60,000	24,378	63,628
Clement Nwizubo	22,833	85,000	34,536	57,369
Total	$177,983	325,000	$132,048	$310,031
________________
1.	Sir Emeka Offer resigned August 12, 2007 from the Board of Directors.

Except for the compensation paid to Sir Emeka Offor, it is expected that the directors will receive similar compensation in fiscal 2008.

INSURANCE

The Corporation provides liability insurance for its Directors and officers.
The following table sets forth certain information regarding the Directors and Officers liability insurance.

Effective Date	Policy Period	Underwriter/Coverage Amount	Cost
01/31/08	01/31/08 – to -01/31/09	AIG = $5m Primary	$79,285
01/31/08	01/31/08 – to -01/31/09	Navigators Ins = $5m	$60,000
01/31/08	01/31/08 – to -01/31/09	LIoyds of London =$5m	$47,209
01/31/08	01/31/08 – to -01/31/09	XL Specialty Ins. =$5m	$40,00
Total		Limits =$20m	$226,494

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains our compensation program for the Chief Executive Officer, the Controller, who is the principal accounting officer, and one additional highly compensated executive officer. These individuals are referred to collectively in this proxy statement as our "Named Executive Officers."

Our Named Executive Officers for 2007 were: (i) Nicolae Luca, interim Chief Executive Officer of the Company; (ii) James Ledbetter, Technical Vice President and (iii) Sylvan Odobulu, Controller and Principal Accounting Officer of the Company.

OBJECTIVES

Our executive compensation program is designed to achieve the following objectives:

•
Attract and retain experienced, talented and performance-driven executives by offering compensation opportunities that are competitive with opportunities offered by comparable companies in the markets in which we compete for executive talent; and

•
Align the interests of our executive officers and shareholders by motivating executive officers to increase our shareholders' return on investment and by rewarding executive officers for performance related to the creation of long-term value.

COMPENSATION ELEMENTS

The key elements of our executive compensation program for our named Executive Officers are base salary, annual incentives, long-term incentives, consisting of performance shares, and retirement benefits.

Each year, the Compensation Committee, working with independent compensation experts, researches and evaluates the compensation earned by executive officers in comparable, small publicly-traded companies in the Company’s industry and recommends to the Board of Directors appropriate compensation for the Named Executive Officers.  The Board reviews such recommendations and then adopts compensation for the upcoming year.  In 2007, the Company did not pay its interim Chief Executive Officer annual employee compensation.  As the Company grows, it intends to explore more complex procedures for evaluating and fixing compensation for its executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding compensation paid by the Company to its Chief Executive Officer and other Executive Officers who received total annual salary and bonus that exceeded $100,000 during the periods indicated below.

				Long-term Compensation Awards
Name and Principal Positions	Fiscal Year	Annual Compensation Salary ($)	Bonus ($)	Restricted Stock Awards(s) ($)	Securities Underlying Options/SARs

Nicolae Luca	2007	-	-	(1)	-
Interim Chief Executive Officer	2006	-	-	(1)	-

James Ledbetter	2007	182,083	-	-	(2)
Technical Vice President

Walter Brandhuber	2007	-	-	-	-
Former chief executive officer	2006	125,000	-	-	-

Ali Memon	2007	-	-	-	-
Former chief executive officer	2006	58,333	-	-	(3)
	2005	187,500	-	-	-

Sylvan Odobulu	2007	111,018	-	-	-
Controller	2006	9,000	-	-	-

(1)  Mr. Luca was issued 85,000 shares in fiscal 2005 and 60,000 shares in each fiscal 2006 and 2007, respectively for services rendered in his capacity as a Director.
(2)  Mr. Ledbetter was issued 1,000,000 options at an exercise price of $0.43 per share.
(3) Pursuant to Mr. Memon’s employment agreement, Mr. Memon exercised on a cashless basis an option to purchase up to 2,000,000 shares of Company common stock in June 2006 and acquired 1,272,727 shares.

2007 TOTAL DIRECT COMPENSATION OPPORTUNITY

In 2007, no executive compensation was paid to the Company’s interim Chief Executive Officer.  As a result, no calculation is available for direct compensation opportunity.  The base salary, short term incentive compensation and long term incentive compensation in 2007 for the other Named Executive Officers was $_302,101 , $363,000 and $586,900, respectively.

COMPENSATON COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the management of the Company and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

The Compensation Committee:

Andrew Uzoigwe, Chair
Howard Jeter
Clement Nwizubo

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END

The following table sets forth information for each Named Executive Officer with respect to the exercise of options to purchase shares of the Company's Common Stock during 2007.

Option Grants in Fiscal Year Ending September 30, 2007

The following table sets forth information concerning individual grants of options made during the fiscal year ended September 30, 2007, to our named Executive Officers.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term (1)
Name (a)	Number of Securities Underlying Option/SARs Granted (#) (b)	Percent Of Total Options/SARs Granted to Employees In Fiscal Year (c)	Exercise Of Base Price ($/Sh) (d)	Market Price at Date of Grant	Expiration Date (e)	5% (f)	10% (g)	0%

James Ledbeter	1,000,000	100%	$0.43	$0.43	12/18/2008	-	-	-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for each Named Executive Officer with respect to (i) each option to purchase shares of the Company's Common Stock that had not been exercised and remained outstanding as of December 31, 2007, and (ii) each award of performance shares that had not vested and remained outstanding as of December 31, 2007.

The following table sets forth information concerning options exercised during the fiscal year ended September 30, 2007 and option holdings as of September 30, 2007, with respect to our named Executive Officers.

Aggregated Option Exercises in 2007
and Year-End Option Values
Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Unexercised Options at FY-end (d)		Value of Unexercised in-the-Money Options (e)
			Exercisable	Unexercisable	Exercisable	Unexercisable

James Ledbetter	-	-	-	1,000,000	-	-

PENSION BENEFITS
There are no pension benefits to be reported.

NONQUALIFIED DEFERRED COMPENSATION

There is no nonqualified deferred compensation to be reported.

DIRECTOR COMPENSATION

The Company's Directors’ compensation program is designed to enhance the Company's ability to attract and retain highly qualified Directors and to align their interests with the long-term interests of the Company's shareholders. The program consists of both a cash component, designed to compensate independent Directors for their service on the Board and its Committees, and an equity component, designed to align the interests of independent Directors and shareholders.

CASH COMPENSATION.  During 2007, the basic annual cash retainer paid to each Director (other than the Board Chairman) was [$16,000].  The Board Chairman was paid a basic annual cash retainer of $38,000.  In addition, each Board member is paid a meeting fee of $1,500 per Board meeting attended.

The Chairman of the Audit Committee is paid an annual retainer of $7,500.  The Chairman of the Compensation Committee is paid an annual retainer of $4,250.  The Chairman of the Governance and Nominating Committee is paid an annual retainer of $4,250.  Each member of the Audit Committee is paid an annual retainer of $2,500.  Each member of the Compensation Committee is paid an annual retainer of $2,000.  Each member of the Governance and Nominating Committee is paid an annual retainer of $2,000.  In addition, each Chairman and member of a Committee is paid a meeting fee of $750 per Committee meeting attended.

Such additional retainers are generally paid quarterly, in arrears, and are prorated based on the period of service of a Director during the year in any of those positions.

THE BOARD STRUCTURE

The Company's Articles of Incorporation, as amended and By-laws provide that the Board of Directors be only one class of directors standing for election each year.  Currently, the Company's Board of Directors consists of four (4) Directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of the information available to the Company, none of the Directors and Named Executive Officers of the Company have been involved in any of the legal proceedings and events described in Item 401(f) of Regulation S-K that are material to an evaluation of the ability or integrity of any Director, or person nominated to become a Director or Executive Officer of the Company

SHAREHOLDER PROPOSALS

None.

OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the Annual Meeting other than those referred to in the notice hereof. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Directors,

Peter Ntephe
March 17, 2008	CORPORATE SECRETARY

FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ERHC ENERGY, INC. (THE “CORPORATION”).

1.            The undersigned does hereby appoint Peter Ntephe, corporate secretary of the Company and/or Sylvan Odobulu, Controller and principal accounting officer of the  Company, or either of them, as proxies for the shares of Common Stock of the Corporation which the undersigned is entitled to vote at the called meeting to be held on April 22, 2008, commencing at 3:00 p.m. local time, at The Renaissance Houston Hotel, 6 Greenway Plaza East, Houston, Texas 77046, and at any or all adjournments of said meeting, and instructs them to vote as follows:

2.	The following proposals are to be considered:

Proposal No. 1	APPROVAL OF THE SLATE OF THE BOARD OF DIRECTORS [SEE SLATE BELOW]:

________FOR	________AGAINST	________ABSTAIN

SLATE:
Andrew Uzoigwe
Howard Jeter
Clement Nwizubo

3.             In their discretion, the Proxies are authorized to vote upon any other proposal that may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1.

(Please read the reverse side, date and sign on the reverse side, and return promptly in the enclosed envelope.)

Please sign exactly as name (or names) appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Print name of Stockholder as it appears on your stock certificate or broker’s records and the
No. of Shares owned:

(Print name of Stockholder(s))

DATED:_________________________
Signature

Signature if held jointly

FILL IN THE FOLLOWING:

NUMBER OF SHARES OWNED:	COMMON _______

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY (BEFORE 10 AM ON THE DATE OF THE MEETING ON APRIL 22, 2008) BY TELECOPY OR DELIVERY TO:

Corporate Stock Transfer, Inc
3200 Cherry Creek Drive South, Suite 430
Denver, Colorado 80209
Proxy Fax: (303) 777 3094

*The undersigned Shareholder may strike out the persons named and designate some other person of his or her choice and may send this Proxy directly to that person.  In order for the proxy to be counted, such other person must present this Proxy at the meeting.